Exhibit 99.2

Trend Sheet for GAAP Statement of Operations
(unaudited, in thousands, except per share data)
	Three Months Ended
	April 30,	Jan 31,	Oct 31,	July 31,	April 30,	Jan 31,	Oct 31,	July 31,
	2014	2014	2013	2013	2013	2013	2012	2012
Income Statement
Net revenues	$107,059	$106,334	$117,256	$100,090	$82,573	$88,856	$82,027	$65,256
Hardware revenues	21,058	22,301	35,597	23,104	20,786	23,129	21,072	11,129
Cost of hardware revenues	19,764	23,163	33,017	21,957	18,496	21,847	23,434	14,431

Service and Technology revenues	$86,001	$84,033	$81,659	$76,986	$61,787	$65,727	$60,955	$54,127
Service revenues	35,895	36,317	33,526	34,930	34,062	35,574	35,228	32,302
Technology revenues	50,106	47,716	48,133	42,056	27,725	30,153	25,727	21,825

Cost of service & technology revenues	$18,394	$20,079	$16,845	$23,275	$14,516	$18,937	$17,017	$12,663
Cost of service revenues (1)	13,850	15,596	11,233	11,408	10,805	11,619	11,238	8,871
Cost of technology revenues (1)	4,544	4,483	5,612	11,867	3,711	7,318	5,779	3,792

Gross margin of service & technology revenues	$67,607	$63,954	$64,814	$53,711	$47,271	$46,790	$43,938	$41,464

Operating expenses
Research and development (1)	$26,347	$26,908	$27,242	$26,305	$26,462	$26,614	$28,277	$29,652
Sales and marketing (1)	10,315	11,238	10,189	9,069	8,507	8,928	7,958	7,243
Sales and marketing, subscription acquisition costs	1,505	6,038	2,628	1,996	1,859	3,471	1,560	2,372
General and administrative (1)	15,354	16,461	15,839	23,225	21,786	23,708	21,772	25,429
Litigation Proceeds	$—	$—	$—	$(108,102)	$—	$—	$(78,441)	$—
Interest and other income (expense)	$(832)	$(701)	$(1,032)	$(466)	$(1,151)	$(1,158)	$(575)	$(1,114)
Provision for income tax	(6,424)	(1,036)	2,023	167,039	(115)	31	(848)	(93)
Net income (loss) for purpose of computing net income per share - basic	8,124	710	12,487	268,938	(10,319)	(15,776)	59,027	(27,741)

Net income (loss) for purpose of computing net income per share - diluted	9,375	710	13,739	270,190	(10,319)	(15,776)	60,992	(27,741)

Net income (loss) per basic common share	$0.07	$0.01	$0.11	$2.27	$(0.09)	$(0.13)	$0.49	$(0.23)
Net income (loss) per diluted common share	$0.07	$0.01	$0.10	$1.96	$(0.09)	$(0.13)	$0.44	$(0.23)
Weighted average common shares outstanding - basic	113,382	117,040	116,760	118,601	121,381	120,200	119,364	119,137
Weighted average common shares outstanding - diluted	133,204	121,669	136,736	137,993	121,381	120,200	138,588	119,137

Balance Sheet & Cash Flow
Cash & cash equivalents, and short-term investments	$742,108	$1,002,472	$1,027,866	$1,033,764	$570,877	$627,240	$623,550	$542,782
Net cash provided by (used in) operating activities (YTD)	(23,109)	495,049	498,080	496,462	(24,117)	47,289	52,016	(43,895)

(1) Includes Stock-based compensation expenses as follows:	$8,309	$10,312	$9,843	$10,464	$7,146	$9,292	$9,018	$8,696
Cost of services revenues	426	547	553	536	396	322	357	343
Cost of technology revenues	305	342	329	693	262	573	563	269
Cost of hardware revenues	81	69	78	74	83	63	71	66
Research and development	2,988	3,716	3,581	3,508	2,912	2,961	2,991	3,216
Sales and marketing	1,314	1,497	1,525	1,524	1,085	1,133	1,187	1,178
General and administrative	3,195	4,141	3,777	4,129	2,408	4,240	3,849	3,624
* During the three months ended January 31, 2014, cost of service was impacted by $3.3M and sales & marketing expense was impacted by $1.5M due to a non-cash TRA impairment charge.

Trend Sheet for Non-GAAP Key Financial Metrics (1)
(unaudited, in thousands except per share data)
	Three Months Ended
	April 30,	Jan 31,	Oct 31,	July 31,	April 30,	Jan 31,	Oct 31,	July 31,
	2014	2014	2013	2013	2013	2013	2012	2012
Reconciliation to EBITDA and Adjusted EBIDTA
Net income (loss)	$8,124	$710	$12,487	$268,938	$(10,319)	$(15,776)	$59,027	$(27,741)
Add back:
Depreciation & amortization	3,228	6,803	2,459	2,611	2,708	2,710	2,463	2,070
Interest income & expense	832	693	1,032	466	1,151	1,158	582	1,115
Provision for income tax	6,424	1,036	(2,023)	(167,039)	115	(31)	848	93
EBITDA	$18,608	$9,242	$13,955	$104,976	$(6,345)	$(11,939)	$62,920	$(24,463)
Stock-based compensation	8,309	10,312	9,843	10,464	7,146	9,292	9,018	8,696
Adjusted EBITDA	$26,917	$19,554	$23,798	$115,440	$801	$(2,647)	$71,938	$(15,767)
Litigation expenses	1,075	1,641	1,408	10,667	10,878	10,409	9,473	12,751
Litigation proceeds (past damage awards)	—	—	—	(108,102)	—	—	(78,441)	—
Adjusted EBITDA excluding litigation expense and litigation proceeds (past damage awards)	$27,992	$21,195	$25,206	$18,005	$11,679	$7,762	$2,970	$(3,016)

Service Revenues
TiVo-Owned-related service revenues	$22,510	$22,975	$23,462	$24,120	$24,280	$25,116	$25,412	$25,834
MSOs'-related service revenues	9,950	10,498	7,734	7,555	7,279	7,429	6,767	5,056
Media services and other service revenues	3,435	2,844	2,330	3,255	2,503	3,029	3,049	1,412
Total Service Revenues	$35,895	$36,317	$33,526	$34,930	$34,062	$35,574	$35,228	$32,302

Subscription Metrics
TiVo-Owned subscription gross additions	32	49	33	20	24	35	30	28
TiVo-Owned subscription cancellations	(41)	(43)	(54)	(46)	(46)	(48)	(45)	(51)
TiVo-Owned churn rate per month (2)	(1.4)%	(1.5)%	(1.8)%	(1.5)%	(1.5)%	(1.5)%	(1.4)%	(1.6)%
TiVo-Owned net additions (losses)	(9)	6	(21)	(26)	(22)	(13)	(15)	(23)
TiVo-Owned cumulative subscriptions	957	966	960	981	1,007	1,029	1,042	1,057
% of TiVo-Owned cumulative subscriptions paying recurring fees	51%	51%	52%	52%	52%	53%	54%	54%
Fully amortized active lifetime subscriptions	161	171	169	176	181	194	208	221

MSOs net additions (losses)	341	313	295	238	277	222	240	253

Total subscription net additions (losses)	332	319	274	212	255	209	225	230
MSOs cumulative subscriptions	3,584	3,243	2,930	2,635	2,397	2,120	1,898	1,658
Total cumulative subscriptions	4,541	4,209	3,890	3,616	3,404	3,149	2,940	2,715
MSOs average subscriptions	3,420	3,072	2,775	2,514	2,261	2,011	1,771	1,539
TiVo-Owned ARPU & Subscription Acquisition Costs
TiVo-Owned-related service revenues	$22,510	$22,975	$23,462	$24,120	$24,280	$25,116	$25,412	$25,834
TiVo-Owned average subscriptions	961	962	974	994	1,018	1,035	1,050	1,068
TiVo-Owned ARPU per month	$7.81	$7.96	$8.03	$8.09	$7.95	$8.09	$8.07	$8.06

TiVo-Owned total acquisition costs (Quarterly)	$4,146	$9,884	$5,277	$5,568	$4,492	$7,987	$5,132	$6,971
TiVo-Owned subscription gross additions (Quarterly)	32	49	33	20	24	35	30	28
TiVo-Owned subscription acquisition costs (Quarterly)	$130	$202	$160	$278	$187	$228	$171	$249

TiVo-Owned total acquisition costs ( 12 months ended)	$24,875	$25,221	$23,324	$23,179	$24,582	$25,666	$25,168	$28,928
TiVo-Owned subscription gross additions (12 months ended)	134	126	112	109	117	117	114	114
TiVo-Owned subscription acquisition costs (12 months ended)	$186	$200	$208	$213	$210	$219	$221	$254

MSO Household Metrics
Total MSO households	3,172	2,912	2,664	2,410	2,222	1,980	1,782	1,565
MSO average households	3,036	2,785	2,535	2,318	2,104	1,884	1,668	1,460

(1) This presentation is not prepared under a comprehensive set of accounting rules or principles such as GAAP.
(2) The increase in the number of subscriptions that canceled during the quarter ended October 31, 2013 was related to a one-time non-recurring event of approximately 12,000 subscription cancellations from one specific corporate customer, Healthcast. Without the cancellations from this customer, our TiVo-Owned churn rate per month would have remained flat.

EBITDA and Adjusted EBITDA Results. TiVo's "EBITDA" means income before interest income and expense, provision for income taxes and depreciation and amortization. TiVo's "Adjusted EBITDA" is EBITDA less expense for stock-based compensation. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles, which we refer to as GAAP. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of our results of operations and we believe that EBITDA and Adjusted EBITDA are useful to investors because EBITDA and Adjusted EBITDA are commonly used to analyze companies on the basis of operating performance. In addition, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation enhances the ability of management and investors to evaluate our operating performance over multiple periods. Management does not use EBITDA or Adjusted EBITDA as a measure of liquidity because, among other things, they do not exclude the impact of deferred revenue from IP settlements nor the impact of deferred revenues associated with the amortization of product lifetime subscriptions. We do not use stock-based compensation expense in our internal measures. A limitation associated with these non-GAAP measures is that they do not include any stock-based compensation expense related to hiring, retaining, and incentivizing the Company's workforce. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.

	Three Months Ended
(Subscriptions and Households in thousands)	Apr 30, 2014	Jan 31, 2014	Oct 31, 2013	Jul 31, 2013	Apr 30, 2013	Jan 31, 2013	Oct 31, 2012	Jul 31, 2012
TiVo-Owned Gross Additions:	32	49	33	20	24	35	30	28
Net Additions/(Losses):
TiVo-Owned	(9)	6	(21)	(26)	(22)	(13)	(15)	(23)
MSOs	341	313	295	238	277	222	240	253
Total Net Additions/(Losses)	332	319	274	212	255	209	225	230
Cumulative Subscriptions:
TiVo-Owned	957	966	960	981	1,007	1,029	1,042	1,057
MSOs	3,584	3,243	2,930	2,635	2,397	2,120	1,898	1,658
Total Cumulative Subscriptions	4,541	4,209	3,890	3,616	3,404	3,149	2,940	2,715
Average Subscriptions:
TiVo-Owned Average Subscriptions	961	962	974	994	1,018	1,035	1,050	1,068
MSO Average Subscriptions	3,420	3,072	2,775	2,514	2,261	2,011	1,771	1,539
Total Average Subscriptions:	4,381	4,034	3,749	3,508	3,279	3,046	2,821	2,607
Total MSO Households	3,172	2,912	2,664	2,410	2,222	1,980	1,782	1,565
MSO Average Households	3,036	2,785	2,535	2,318	2,104	1,884	1,668	1,460
TiVo-Owned Fully Amortized Lifetime Active Subscriptions	161	171	169	176	181	194	208	221
% of TiVo-Owned Cumulative Subscriptions paying recurring fees	51%	51%	52%	52%	52%	53%	54%	54%
Subscriptions and Households. Management reviews these metrics, and believes they may be useful to investors, in order to evaluate our relative position in the marketplace and to forecast future potential service revenues. Above is a table that details the change in our subscription base during the last eight quarters. The TiVo-Owned lines refer to subscriptions sold directly or indirectly by TiVo to consumers who have TiVo-enabled devices (such as a DVR or TiVo Mini) and for which TiVo incurs acquisition costs. The MSO lines refer to subscriptions sold to consumers by MSOs such as Virgin, ONO, RCN, Grande, GCI, and Suddenlink, among others, and for which TiVo expects to incur little or no acquisition costs. Additionally, we provide a breakdown of the average monthly subscriptions for the quarter, the total MSO households and the MSO average households for the quarter, the number of fully amortized active lifetime subscriptions, and percent of TiVo-Owned subscriptions for which consumers pay recurring fees as opposed to a one-time prepaid product lifetime fee.
We define a “subscription” as a contract referencing a TiVo-enabled device such as a DVR or TiVo Mini for which (i) a consumer has committed to pay for the TiVo service and (ii) service is not canceled. Each TiVo-Owned subscription represents a single TiVo-enabled device (as defined above) and therefore one or more TiVo-Owned subscriptions may be present in a single household. MSO subscriptions are a count of the number of devices that connect to the TiVo service and one or more devices may be present in a single household. Subscriptions do not include soft-clients (i.e. iPad application or web portal) or digital tuning adapter users. We count product lifetime subscriptions in our subscription base until both of the following conditions are met: (i) the period we use to recognize product lifetime subscription revenues ends; and (ii) the related TiVo-enabled device has not made contact to the TiVo service within the prior six month period. Product lifetime subscriptions past this period which have not called into the TiVo service for six months are not counted in this total.
We define a "household" as one or more devices associated with the same contract or customer number. We currently do not report TiVo-Owned households as we currently receive incremental revenue for each new TiVo-Owned Subscription in the TiVo-Owned business whereas, in some cases, our MSO customers pay us on a per household basis.
We calculate average subscriptions for the period by adding the average subscriptions for each month and dividing by the number of months in the period. We calculate the average subscriptions for each month by adding the beginning and ending subscriptions for the month and dividing by two. We calculate Average MSO households for the period by adding the average households for each month and dividing by the number of months in the period. We calculate the average households for each month by adding the beginning and ending households for the month and dividing by two. We are not aware of any uniform standards for defining subscriptions or households and caution that our presentation may not be consistent with that of other companies. Additionally, the subscription fees that our MSOs pay us are typically based upon a specific contractual definition of a subscriber, subscription, or a TiVo-enabled device which may not be consistent with how we define a subscription for our reporting purposes nor be representative of how such subscription fees are calculated and paid to us by our MSOs. Our MSOs subscription data is dependent in part on reporting from our third-party MSO partners.

TiVo-Owned Churn Rate	Three Months Ended
(Subscriptions in thousands)	Apr 30, 2014	Jan 31, 2014	Oct 31, 2013	Jul 31, 2013	Apr 30, 2013	Jan 31, 2013	Oct 31, 2012	Jul 31, 2012
Average TiVo-Owned subscriptions	961	962	974	994	1,018	1,035	1,050	1,068
TiVo-Owned subscription cancellations	(41)	(43)	(54)	(46)	(46)	(48)	(45)	(51)
TiVo-Owned Churn Rate per month	(1.4)%	(1.5)%	(1.8)%	(1.5)%	(1.5)%	(1.5)%	(1.4)%	(1.6)%
TiVo-Owned Churn Rate per Month. Management reviews this metric, and believes it may be useful to investors, in order to evaluate our ability to retain existing TiVo-Owned subscriptions (including both monthly and product lifetime subscriptions) by providing services that are competitive in the market. Management believes factors such as service enhancements, service commitments, higher customer satisfaction, and improved customer support may improve this metric. Conversely, management believes factors such as increased competition, lack of competitive service features such as high definition television recording capabilities in our older model DVRs or access to certain digital television channels or MSO Video On Demand services, as well as increased price sensitivity, CableCARDTM installation issues, and CableCARDTM technology limitations, may cause our TiVo-Owned Churn Rate per month to increase.
We define the TiVo-Owned Churn Rate per month as the total TiVo-Owned subscription cancellations in the period divided by the Average TiVo-Owned subscriptions for the period (including both monthly and product lifetime subscriptions), which then is divided by the number of months in the period. We calculate Average TiVo-Owned subscriptions for the period by adding the average TiVo-Owned subscriptions for each month and dividing by the number of months in the period. We calculate the average TiVo-Owned subscriptions for each month by adding the beginning and ending subscriptions for the month and dividing by two. We are not aware of any uniform standards for calculating churn and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
	Apr 30, 2014	Jan 31, 2014	Oct 31, 2013	Jul 31, 2013	Apr 30, 2013	Jan 31, 2013	Oct 31, 2012	Jul 31, 2012
	(In thousands, except SAC)
Subscription Acquisition Costs
Sales and marketing, subscription acquisition costs	$1,505	$6,038	$2,628	$1,996	$1,859	$3,471	$1,560	$2,372
Hardware revenues	(21,058)	(22,301)	(35,597)	(23,104)	(20,786)	(23,129)	(21,072)	(11,129)
Less: MSOs-related hardware revenues	15,896	12,634	25,759	20,103	16,002	16,834	13,051	6,696
Cost of hardware revenues	19,764	23,163	33,017	21,957	18,496	21,847	23,434	14,431
Less: MSOs-related cost of hardware revenues	(11,961)	(9,650)	(20,530)	(15,384)	(11,079)	(11,036)	(11,841)	(5,399)
Total Acquisition Costs	4,146	9,884	5,277	5,568	4,492	7,987	5,132	6,971
TiVo-Owned Subscription Gross Additions	32	49	33	20	24	35	30	28
Subscription Acquisition Costs (SAC)	$130	$202	$160	$278	$187	$228	$171	$249
Subscription Acquisition Cost or SAC. Management reviews this metric, and believes it may be useful to investors, in order to evaluate trends in the efficiency of our marketing programs and subscription acquisition strategies. We define SAC as our total TiVo-Owned acquisition costs for a given period divided by TiVo-Owned subscription gross additions for the same period. We define total acquisition costs as sales and marketing, subscription acquisition costs less net TiVo-Owned related hardware revenues (defined as TiVo-Owned related gross hardware revenues less rebates, revenue share and market development funds paid to retailers) plus TiVo-Owned related cost of hardware revenues. The sales and marketing, subscription acquisition costs line item includes advertising expenses and promotion-related expenses directly related to subscription acquisition activities, but does not include expenses related to advertising sales. We do not include third-parties’ subscription gross additions, such as MSOs' gross additions with TiVo subscriptions, in our calculation of SAC because we typically incur limited or no acquisition costs for these new subscriptions, and so we also do not include MSOs’ sales and marketing, subscription acquisition costs, hardware revenues, or cost of hardware revenues in our calculation of TiVo-Owned SAC. We are not aware of any uniform standards for calculating total acquisition costs or SAC and caution that our presentation may not be consistent with that of other companies.
TiVo-Owned Average Revenue Per Subscription or ARPU. Management reviews this metric, and believes it may be useful to investors. Investors should not use ARPU as a substitute for measures of financial performance calculated in accordance with GAAP. Management believes it is useful to consider this metric excluding the costs associated with rebates, revenue share, and other payments to channel because of the discretionary and varying nature of these expenses and because management believes these expenses, which are included in hardware revenues, net, are more appropriately monitored as part of SAC. We are not aware of any uniform standards for calculating ARPU and caution that our presentation may not be consistent with that of other companies.
We calculate TiVo-Owned service revenues by subtracting MSOs'-related service revenues and Media services and Other service revenues (includes Advertising, Research, and Digitalsmiths revenues), from our total reported net service revenues. The table below provides a more detailed breakdown of our Service revenues, and reconciles to our total Service revenues in our Statement of Operations as reported (or previously reported):

	Three Months Ended
Service Revenues	Apr 30, 2014	Jan 31, 2014	Oct 31, 2013	Jul 31, 2013	Apr 30, 2013	Jan 31, 2013	Oct 31, 2012	Jul 31, 2012
	(in thousands)
TiVo-Owned-related service revenues	$22,510	$22,975	$23,462	$24,120	$24,280	$25,116	$25,412	$25,834
MSOs'-related service revenues	9,950	10,498	7,734	7,555	7,279	7,429	6,767	5,056
Media services and other service revenues	3,435	2,844	2,330	3,255	2,503	3,029	3,049	1,412
Total Service Revenues	$35,895	$36,317	$33,526	$34,930	$34,062	$35,574	$35,228	$32,302
We calculate ARPU per month for TiVo-Owned subscriptions by taking total reported net TiVo-Owned service revenues and dividing the result by the number of months in the period. We then divide the resulting average service revenue by Average TiVo-Owned subscriptions for the period, calculated as described above for churn rate. The following table shows this calculation:

	Three Months Ended
TiVo-Owned Average Revenue per Subscription	Apr 30, 2014	Jan 31, 2014	Oct 31, 2013	Jul 31, 2013	Apr 30, 2013	Jan 31, 2013	Oct 31, 2012	Jul 31, 2012
	(In thousands, except ARPU)
TiVo-Owned-related service revenues	22,510	22,975	23,462	24,120	24,280	25,116	25,412	25,834
Average TiVo-Owned revenues per month	7,503	7,658	7,821	8,040	8,093	8,372	8,471	8,611
Average TiVo-Owned subscriptions per month	961	962	974	994	1,018	1,035	1,050	1,068
TiVo-Owned ARPU per month	$7.81	$7.96	$8.03	$8.09	$7.95	$8.09	$8.07	$8.06